Exhibit 99.11

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

H	Pool Data
Deal Ticker:

Pool Summary

Total Issue Balance (USD)	784,978,864
Original Mortgage Pool Balance (USD)	786,070,878
Current Mortgage Pool Balance (USD)	784,978,864
Total Number of Loans	5,228
Average Loan Balance (USD)	150,149
1st lien (%age)	91.3%
2nd lien (%age)	8.7%
WA FICO	617
- Minimum FICO	485
- Maximum FICO	811
WA LTV	79.3%
- Minimum LTV	9.4%
- Maximum LTV	100.0%
WA DTI	41.7%
- Minimum DTI	9.4%
- Maximum DTI	55.0%
WA Age (Months)	2
WA Remaining Term (Months)	342
North California (% of Pool)	4.9%
South California (% of Pool)	16.7%

North California

% of State	22.71%
WA FICO	616
- Minimum FICO	501
- Maximum FICO	790
WA LTV	76.91%
- Minimum LTV	20.00%
- Maximum LTV	100.00%
Highest Zip-Code Density (% of State)	93551
Zip-Code with Highest Density	1.12%

South California

% of State	77.29%
WA FICO	629
Minimum FICO	504
Maximum FICO	788
WA LTV	78.09%
Minimum LTV	9.42%
Maximum LTV	100.00%
Highest Zip-Code Density (% of State)	92880
Zip-Code with Highest Density	1.15%

Classification	Total	Check
Mortgage Type	784,978,864
Loan-to-Value	784,978,864
FICO	784,978,864
Purpose	784,978,864
Occupancy	784,978,864
Loan Balance	784,978,864
Property Type	784,978,864
Documentation Type	784,978,864
Fixed Period	784,978,864
Geographic Distribution	784,978,864

Per Annum Fees

Servicer Fees (bps)	0.5155
Average Cost of Carry per Annum

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	87.61%	643	118,318,836	15.1%
Adjustable Rate Mortgage	77.43%	602	538,362,291	68.6%
Option ARMs	0.00%	—	—	0.0%
Interest Only Mortgage	79.37%	655	128,297,738	16.3%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	17.27%	629	600,726	0.1%
20.01-25.00	22.40%	596	1,298,825	0.2%
25.01-30.00	28.02%	596	1,420,534	0.2%
30.01-35.00	33.18%	596	2,089,859	0.3%
35.01-40.00	37.86%	614	1,945,269	0.2%
40.01-45.00	42.41%	598	2,798,780	0.4%
45.01-50.00	47.70%	596	5,061,629	0.6%
50.01-55.00	52.73%	596	8,140,482	1.0%
55.01-60.00	57.91%	600	20,881,459	2.7%
60.01-65.00	63.29%	595	21,755,476	2.8%
65.01-70.00	68.65%	588	51,408,256	6.5%
70.01-75.00	73.95%	594	71,747,889	9.1%
75.01-80.00	79.80%	628	417,073,759	53.1%
80.01-85.00	84.56%	581	46,170,153	5.9%
85.01-90.00	89.40%	619	50,307,000	6.4%
90.01-95.00	94.78%	591	19,501,965	2.5%
95.01-100.00	99.90%	647	62,776,804	8.0%

FICO	WA LTV	WA FICO	Balance	% of Pool
321- 340	0.00%	—	—	0.0%
341- 360	0.00%	—	—	0.0%
361- 380	0.00%	—	—	0.0%
381- 400	0.00%	—	—	0.0%
401- 420	0.00%	—	—	0.0%
421- 440	0.00%	—	—	0.0%
441- 460	0.00%	—	—	0.0%
461- 480	0.00%	—	—	0.0%
481- 500	73.72%	498	2,125,383	0.3%
501- 520	72.96%	511	39,883,559	5.1%
521- 540	75.22%	531	41,313,094	5.3%
541- 560	77.04%	551	55,681,537	7.1%
561- 580	77.35%	571	55,034,438	7.0%
581- 600	78.25%	591	96,305,104	12.3%
601- 620	80.55%	611	120,932,638	15.4%
621- 640	81.33%	630	116,796,791	14.9%
641- 660	80.73%	650	92,719,613	11.8%
661- 680	81.15%	670	65,549,889	8.4%
681- 700	80.37%	689	44,202,755	5.6%
701- 720	81.48%	711	22,504,347	2.9%
721- 740	81.35%	730	16,030,537	2.0%
741- 760	76.35%	750	7,700,478	1.0%
761- 780	78.91%	769	5,673,016	0.7%
781- 800	82.14%	789	2,274,541	0.3%
801- 820	82.57%	804	251,146	0.0%
> 820	0.00%	—	—	0.0%
Unknown	0.00%	—	—	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0.00%	—	—	0.0%
20.01-25.00	0.00%	—	—	0.0%
25.01-30.00	0.00%	—	—	0.0%
30.01-35.00	0.00%	—	—	0.0%
35.01-40.00	0.00%	—	—	0.0%
40.01-45.00	0.00%	—	—	0.0%
45.01-50.00	0.00%	—	—	0.0%
50.01-55.00	0.00%	—	—	0.0%
55.01-60.00	0.00%	—	—	0.0%
60.01-65.00	0.00%	—	—	0.0%
65.01-70.00	0.00%	—	—	0.0%
70.01-75.00	0.00%	—	—	0.0%
75.01-80.00	0.00%	—	—	0.0%
80.01-85.00	0.00%	—	—	0.0%
85.01-90.00	0.00%	—	—	0.0%
90.01-95.00	0.00%	—	—	0.0%
95.01-100.00	0.00%	—	—	0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	83.61%	639	317,638,869	40.5%
Cash-Out/Refinancing	75.27%	601	412,362,513	52.5%
Refinancing	84.39%	608	54,977,482	7.0%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	79.41%	617	759,001,691	96.7%
Investment	74.62%	633	20,904,549	2.7%
2nd Home	79.37%	604	5,072,625	0.6%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	80.59%	612	372,511,201	47.5%
<$400,000	77.80%	619	321,540,728	41.0%
<$600,000	79.62%	627	81,258,770	10.4%
>$600,000	75.38%	659	9,668,165	1.2%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	79.32%	615	691,239,686	88.1%
PUD	0.00%	—	—	0.0%
CND	80.85%	634	51,913,261	6.6%
2-4 Family	76.74%	632	41,825,918	5.3%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	76.91%	605	148,518,980	18.9%
Reduced	80.55%	612	266,258,459	33.9%
Stated	79.32%	626	368,254,263	46.9%
Limited	81.01%	578	1,947,162	0.2%
None	0.00%	—	—	0.0%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	0.00%	—	—	0.0%
>12 and </= 36	77.86%	610	578,013,392	73.6%
>36 and </= 60	77.47%	629	88,646,637	11.3%
>60	87.61%	643	118,318,836	15.1%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AZ	77.31%	602	21,896,292	2.8%
CA	77.82%	626	169,080,781	21.5%
CO	81.27%	628	4,321,130	0.6%
CT	77.96%	623	11,079,480	1.4%
DE	79.96%	595	2,347,331	0.3%
FL	80.66%	622	203,647,051	25.9%
GA	83.47%	617	20,170,378	2.6%
HI	81.47%	540	303,176	0.0%
ID	86.98%	627	152,717	0.0%
IL	85.39%	580	1,796,248	0.2%
IN	84.30%	621	890,912	0.1%
IA	80.00%	595	311,664	0.0%
KS	80.67%	617	1,703,544	0.2%
KT	80.04%	600	922,972	0.1%
LA	84.30%	604	1,003,028	0.1%
ME	87.83%	606	225,262	0.0%
MD	78.54%	599	28,871,602	3.7%
MA	77.90%	623	13,868,820	1.8%
MI	80.91%	621	7,333,833	0.9%
MN	80.06%	613	4,744,259	0.6%
MS	85.37%	612	441,589	0.1%
MO	80.89%	614	5,190,121	0.7%
NE	100.00%	648	16,558	0.0%
NV	78.11%	633	13,300,473	1.7%
NH	80.27%	602	1,787,763	0.2%
NJ	75.31%	612	51,125,604	6.5%
NM	79.96%	600	174,071	0.0%
NY	76.34%	611	50,832,409	6.5%
NC	82.11%	619	9,653,746	1.2%
OH	82.29%	603	12,113,600	1.5%
OK	84.77%	626	6,880,295	0.9%
OR	80.58%	614	10,270,431	1.3%
PA	79.93%	606	5,646,036	0.7%
RI	81.25%	630	6,787,190	0.9%
SC	83.65%	603	5,032,744	0.6%
SD	80.00%	646	151,614	0.0%
TN	82.05%	589	6,830,472	0.9%
TX	81.23%	602	56,340,115	7.2%
UT	83.99%	621	4,159,328	0.5%
VA	77.38%	610	24,168,748	3.1%
WA	80.82%	622	15,475,574	2.0%
WV	79.99%	525	338,814	0.0%
WI	80.15%	609	3,563,641	0.5%
WY	100.00%	583	27,450	0.0%

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.